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                                  EXHIBIT 21.1

                            SUNGARD DATA SYSTEMS INC.
                         SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY (JURISDICTION OF INCORPORATION)

SUNGARD DATA SYSTEMS INC. (DELAWARE)
   SUNGARD INVESTMENT VENTURES, INC. (DELAWARE)
     BANCWARE, INC. (MASSACHUSETTS)
     ENFORM CONSULTING LP (DELAWARE) (1)
       ENFORM HOSTING SERVICES GP LLC (TEXAS)
           ENFORM HOSTING SERVICES L.P. (TEXAS) (2)
     FDP CORP. (FLORIDA)
       EXISTENTIAL SYSTEMS, INC. (COLORADO)
       FDP EUROPE LIMITED (SCOTLAND)
       FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED (SOUTH AFRICA)
       FINANCIAL DATA PLANNING CORP. (DELAWARE)
     FINANCE DEVELOPMENT INC. (DELAWARE)
       AUTOMATED HOLDINGS INC. (DELAWARE) (3)
          AUTOMATED SECURITIES CLEARANCE, LTD. (NEW JERSEY)
            AUTOMATED SECURITIES CLEARANCE (EUROPE) LIMITED (ENGLAND/WALES)
            SUNGARD GLOBAL EXECUTION SERVICES LLC   (NEW YORK)
            SUNGARD TRADING SYSTEMS VAR LLC (DELAWARE)
            TOLL ASSOCIATES L.L.C. (DELAWARE)
                  BRUT, INC. (DELAWARE)
                  BRUT, LLC (DELAWARE) (4)
     H.T.E., INC. (FLORIDA)
       HTE-ALBERTA, LTD. (CANADA)
       HTE-JALAN, INC. (FLORIDA)
       HTE-KB SYSTEMS, INC. (FLORIDA)
       HTE-PHOENIX SYSTEMS, INC. (FLORIDA)
       HTE-UCS, INC. (FLORIDA)
     MBM INC. (DELAWARE)
     MICROHEDGE INC. (ILLINOIS)
     ONLINE SECURITIES PREOCESSING INC. (DELAWARE)
        ANDOVER CAPITAL PARTNERS LLC (DELAWARE)
        ANDOVER SOFTWARE SUBSIDIARY, LLC (DELAWARE)
     OSHAP TECHNOLOGIES LTD. (ISRAEL)
       OSHAP SOFTWARE INDUSTRIES LTD. (ISRAEL)
           MINORCA CORPORATION N.V. (NETHERLANDS ANTILLES)
             TP TECHNOLOGIES S.A. (BELGIUM) (5)
                  DECALOG N.V. (THE NETHERLANDS) (6)
                       DECALOG GENIE INFORMATIQUE S.A.S. (FRANCE)
                                DECALOG (U.K.) LTD. (ENGLAND/WALES)
                                CADEXTAN S.A. (FRANCE)
                                DECALOG, INC. (MASSACHUSETTS)
                                DECALOG (1991) LTD. (ISRAEL)
                       DECALOG SOFTWARE DISTRIBUTION INC. (DELAWARE)
                  SUNGARD BUSINESS INTEGRATION LTD. (ISRAEL) (7)
                       SUNGARD BUSINESS INTEGRATION (UK) LIMITED (ENGLAND/WALES) SUNGARD BUSINESS INTEGRATION AG (SWITZERLAND)
                       SUNGARD BUSINESS INTEGRATION GMBH (GERMANY)
     PLAID BROTHERS SOFTWARE, INC. (CALIFORNIA)
     PORTFOLIO VENTURES INC. (DELAWARE)
     PRESCIENT MARKETS INC. (DELAWARE)

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         RAPID RESOURCES INC. (DELAWARE)
         SIS EUROPE HOLDINGS INC. (DELAWARE)
            SUNGARD FINANCE SAS (FRANCE)
            SUNGARD INVESTMENT SYSTEMS S.A. (SWITZERLAND)
            SUNGARD SYSTEMS LUXEMBOURG S.A. (LUXEMBOURG)
         SUNGARD ASSET MANAGEMENT SYSTEMS INC. (DELAWARE)
            WORLD SYSTEMS INC. (DELAWARE)
         SUNGARD ASIA PACIFIC INC. (DELAWARE)
         SUNGARD AVAILABILITY SERVICES (CANADA) LTD. (CANADA) (8)
         SUNGARD AVAILABILITY SERVICES (FRANCE) SA (FRANCE)
         SUNGARD BI-TECH INC. (DELAWARE)
         SUNGARD BSR INC. (DELAWARE)
         SUNGARD BUSINESS SYSTEMS INC. (DELAWARE)
            SUNGARD WEALTH MANAGEMENT SERVICES, LLC (DELAWARE)
                  SUNGARD INVESTMENT ADVISORS LLC (DELAWARE)
         SUNGARD CANADA HOLDINGS INC. (DELAWARE)
            SUNGARD CANADA NOVA SCOTIA CORPORATION (NOVA SCOTIA)
                  2732-9994 QUEBEC INC. (QUEBEC)
                     SUNGARD EMS INC. (CANADA)  (9)
                  TRUERISK CORPORATION (NOVA SCOTIA)
            SUNGARD POWERPARTNER INC. (DELAWARE)
         SUNGARD COMPUTER SERVICES INC. (PENNSYLVANIA)
            SUNGARD PARTNER LLC (PENNSYLVANIA)
               SUNGARD RECOVERY SERVICES LP (PENNSYLVANIA) (10)
                  SRS DEVELOPMENT INC. (DELAWARE)
                        SUNGARD DEVELOPMENT CORPORATION (DELAWARE)
                  SUNGARD LATINOAMERICA, S.A. DE C.V. (MEXICO)
         SUNGARD CORBEL INC. (CALIFORNIA)
         SUNGARD DIS INC. (DELAWARE)
            SUNGARD SYSTEMS (THAILAND) COMPANY LIMITED  (THAILAND)
         SUNGARD ENERGY SYSTEMS INC. (DELAWARE)
         SUNGARD EPROCESS INTELLIGENCE INC. (DELAWARE)
            SUNGARD EPROCESS INTELLIGENCE ASIA PACIFIC PTE LTD (SINGAPORE) SUNGARD EPROCESS INTELLIGENCE GMBH (SWITZERLAND)
         SUNGARD EXPERT SOLUTIONS INC. (UTAH)
         SUNGARD FINANCIAL SYSTEMS INC. (DELAWARE)
            SUNGARD INSURANCE SYSTEMS INC. (DELAWARE)
         SUNGARD HOLDINGS LIMITED (ENGLAND/WALES) (11)
            SUNGARD GLOBAL EXECUTION SERVICES LIMITED (ENGLAND)
                  SGES NOMINEES LIMITED (ENGLAND)
            SUNGARD INVESTMENT SYSTEMS UK, LIMITED (ENGLAND)
                  LONSDALE CHETWYN HOLDINGS LIMITED (ENGLAND)
                  PORTFOLIO ADMINISTRATION (CHANNEL ISLANDS) LIMITED (JERSEY)
            SUNGARD SYSTEMS LIMITED (ENGLAND/WALES)
            SUNGARD TREASURY SYSTEMS UK LIMITED (ENGLAND/WALES)
         SUNGARD INSTITUTIONAL BROKERAGE INC. (NEW YORK)
         SUNGARD INVESTMENT PRODUCTS INC. (DELAWARE)
         SUNGARD INVESTMENT SYSTEMS INC. (DELAWARE)
         SUNGARD NETWORK SOLUTIONS INC. (DELAWARE)
         SUNGARD PENTAMATION INC. (PENNSYLVANIA)
         SUNGARD PORTFOLIO SOLUTIONS INC. (DELAWARE)
         SUNGARD/RPM CONSULTING INC. (PENNSYLVANIA)




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     SUNGARD SAS HOLDINGS INC. (DELAWARE)
         SUNGARD AVAILABILITY SERVICES (UK) LIMITED (ENGLAND/WALES)
         SUNGARD AVAILABILITY SERVICES LTD. (DELAWARE )
            GUARDIAN IT LTD. (ENGLAND/WALES)
                     ALLEGRO GROUP NORDIC AS (NORWAY)
                          ALLEGRETTO AB (SWEDEN)
                          ALLEGRO DANMARK AS (DENMARK)
                          ALLEGRO NORGE AS (NORWAY)
                          IT SOLUTIONS ALLEGRO OY (FINLAND)
                     GUARDIAN DR (OVERSEAS HOLDINGS) LIMITED (ENGLAND/WALES)
                          GUARDIAN FRANCE (FRANCE)
                          SUNGARD AVAILABILITY SERVICES (DEUTSCHLAND) GMBH
                            (GERMANY)
                          SUNGARD AVAILABILITY SERVICES (LUXEMBOURG) SA
                            (LUXEMBOURG)
                          GUARDIAN IT AG (SWITZERLAND)
                          GUARDIAN IT (BELGIUM) HOLDINGS SA (BELGIUM)
                          GUARDIAN IT FRANCE (FRANCE)
                                SUNGARD AVAILABILITY SERVICES (BELGIUM) SA
                                  (BELGIUM)
                          SUNGARD AVAILABILITY SERVICES (NORDIC) AB (SWEDEN)
                                SUNGARD AVAILABILITY SERVICES (DENMARK) A/S
                                  (DENMARK)
                                SUNGARD AVAILABILITY SERVICES (NORWAY) A/S
                                  (NORWAY)
                                IXSECURITY AB (SWEDEN)
                          GUARDIAN IT USA (DELAWARE)
                     SUNGARD AVAILABILITY SERVICES (DR) LIMITED (ENGLAND/WALES)
                          KINGSWELL DATA MANAGEMENT LIMITED (ENGLAND/WALES)
                                KINGSWELL AB (SWEDEN)
                          SAFETYNET GROUP LIMITED (ENGLAND/WALES)
                     TELEVAULT IT LIMITED (ENGLAND/WALES)
       SUNGARD SECURITIES FINANCE INC. (DELAWARE)
         SUNGARD SECURITIES FINANCE INTERNATIONAL INC. (DELAWARE)
            SUNGARD SECURITIES FINANCE CANADA CORP. (NOVA SCOTIA)
            SUNGARD SECURITIES FINANCE LIMITED (ENGLAND)
       SUNGARD SHAREHOLDER SYSTEMS INC. (DELAWARE)
       SUNGARD SYSTEMS INTERNATIONAL INC. (PENNSYLVANIA)
         ALMAFIN JAEGER AG (SWITZERLAND)
         FRONT CAPITAL SYSTEMS HOLDING AB (SWEDEN)
          FRONT CAPITAL SYSTEMS AB (SWEDEN)
          FRONT CONSULTING AB (SWEDEN)
            PROSOFTIA UNIVERSITY AB (SWEDEN)
         INFINITY FINANCIAL TECHNOLOGY SARL (FRANCE)
         INFINITY SALES CORPORATION (BARBADOS)
         KRONOS SOFTWARE LIMITED (ENGLAND/WALES)
         MONIS MANAGEMENT LIMITED (ENGLAND/WALES)
            MONIS SOFTWARE INC. (NEW YORK)
            MONIS SOFTWARE LIMITED (ENGLAND/WALES)
         RIOFIN LIMITED (ENGLAND/WALES)
         SUNGARD AG (SWITZERLAND)
         SUNGARD DEUTSCHLAND GMBH (GERMANY)
         SUNGARD FRANCE SARL (FRANCE)
         SUNGARD IBERIA, S.L. (SPAIN)
         SUNGARD ITALIA, S.R.L. (ITALY)
         SUNGARD SOFTWARE, INC. (DELAWARE)
         SUNGARD SYSTEMS HONG KONG LIMITED (HONG KONG)
         SUNGARD SYSTEMS JAPAN KK  (JAPAN)
         SUNGARD SYSTEMS KOREA LTD. (KOREA)

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         SUNGARD SYSTEMS PTY LIMITED (AUSTRALIA)
         SUNGARD SYSTEMS SINGAPORE PTE LIMITED (SINGAPORE)
      SUNGARD TREASURY SYSTEMS INC. (CALIFORNIA)
         SUNGARD SYSTEMS NZ LIMITED (NEW ZEALAND)
         SUNGARD TREASURY SYSTEMS DO BRASIL LTD. (BRAZIL)
         SUNGARD TREASURY SYSTEMS EUROPE LIMITED (ENGLAND)
      SUNGARD TRUST SYSTEMS INC. (NORTH CAROLINA)
      SUNGARD WORKFLOW SOLUTIONS INC. (ALABAMA)
      TIGER SYSTEMS, INC. (DELAWARE)
         TIGER SYSTEMS LIMITED (ENGLAND/WALES)
      TRUST TAX SERVICES OF AMERICA, INC. (MASSACHUSETTS)
      TURN DEVELOPMENT CORPORATION (DELAWARE)
      WALL STREET CONCEPTS INC. (NEW YORK)

NOTES:

(1) General partnership interest owned by SunGard Energy Systems Inc. and limited partnership interest owned by SunGard Investment Ventures, Inc.

(2) General partnership interest owned by EnFORM Consulting LP and limited partnership interest owned by EnFORM Hosting Services GP LLC.

(3)   Jointly owned by Finance Development Inc. and Turn Development
      Corporation.

(4)   Jointly owned by Toll Associates L.L.C and Brut, Inc.

(5)   Jointly owned by Minorca Corporation NV and Oshap Software Industries Ltd.

(6)   Jointly owned by TP Technologies S.A. and Oshap Software Industries Ltd.

(7) Jointly owned by TP Technologies S. A., Oshap Technologies Ltd. and Oshap Software Industries Ltd.

(8) Jointly owned by SunGard Investment Ventures, Inc. and SunGard Recovery Services LP.

(9) Jointly owned by 2732-994 Quebec Inc. and SunGard Canada Nova Scotia Corporation.

(10) General partnership interest owned by SunGard Computer Services Inc. and limited partnership interest owned by SunGard Partner LLC.

(11) Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and SunGard Treasury Systems Inc.